Exhibit  99.1

Horizon Aircraft Reports Fiscal 2027 First Quarter Results and Advances Full-Scale Cavorite X7 Development

TORONTO, October 9, 2026 - New Horizon Aircraft Ltd. (“Horizon Aircraft” or the “Company”) (NASDAQ: HOVR), a Canadian aerospace company developing one of the first hybrid-electric Vertical Takeoff and Landing (VTOL) aircraft, today reported its financial and operational results for the first quarter of fiscal 2027 ended August 31, 2026.

Recent Highlights:

●	Strong liquidity: More than $70 million in cash as of August 31, 2026, which management expects to be sufficient to fund its current operating plan for at least the next 24 months;

●	Strategic allocation of capital: The Company significantly increased research and development (R&D) spending in relation to general and administrative (G&A) spending to advance the Cavorite X7 program, which remains on track to begin initial testing in early calendar 2027. The full-scale demonstrator aircraft is expected to be completed by the first quarter of calendar 2027, followed by ground and taxi testing and then flight testing;

●	Progress toward certification: The Company has had several meetings with Transport Canada to design and build the full-scale demonstrator aircraft in a manner that supports progress toward certification;

●	Acceleration through strategic partnerships: Development of the Cavorite X7 demonstrator aircraft continues to advance with support from strategic partners including BETA Technologies, Marshall Aerospace, RAMPF Composite Solutions, and North Aircraft Industries; and

●	Growing commercial interest: To date, the Company has signed letters of intent totalling more than US$1 billion in potential aircraft sales, representing up to 200 aircraft purchases and 5 aircraft leases.

“Strategic capital allocation and consistent financial discipline are keeping us on track to complete the full-scale demonstrator around the end of the first quarter of calendar 2027, followed by ground testing and then flight testing,” said Brandon Robinson, CEO of Horizon Aircraft. “We’re not just building a demonstrator. We are investing early in the engineering, systems integration, and flight-control architecture needed to support a disciplined program with a foundation built for certification. As we advance toward commercialization and expand our global customer base, we look forward to keeping our customers, partners and shareholders updated on our progress.”

Webcasted Earnings Call

Horizon Aircraft will host a webcast and conference call on Friday, October 9, 2026 at 8:30 a.m. Eastern Time to discuss its financial results and provide a business update. The webcast will feature a video presentation by Horizon Aircraft CEO Brandon Robinson and CFO Brian Merker, accompanied by supporting visual content.

Guests can join the live webcast on Horizon Aircraft’s investor relations website at https://ir.horizonaircraft.com/events-presentations or access an audio-only version by telephone at 888-506-0062 from North America and at 973-528-0011 from international numbers (Access Code: 310518). An archive of the webcast will be available on the “Investors” section of the Company’s website following the call.

About Horizon Aircraft

Horizon Aircraft (NASDAQ: HOVR) is an advanced aerospace company developing one of the world’s first hybrid-electric VTOL aircraft designed to fly most of its mission in traditional wing-borne flight, offering industry-leading speed, range, and operational utility. Horizon Aircraft’s unique designs put the mission first and prioritize safety and performance. Upon successful completion of testing and certification of its full-scale aircraft, Horizon Aircraft intends to scale unit production to meet expected demand from regional aircraft operators, emergency service providers, and military customers.

The Company’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP).

For further information, visit:

Website www.horizonaircraft.com
YouTube https://www.youtube.com/@horizonaircraft
LinkedIn https://www.linkedin.com/company/horizon-aircraft-inc

Information on Horizon Aircraft’s website does not constitute a part of and is not incorporated by reference into this press release.

For further information, contact:

Investors:

Kathryn Burns
ir@horizonaircraft.com

Media:

Edwina Frawley-Gangahar
EFG Media Relations
+44 7580 174672
edwina@efgmediarelations.com

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “target,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein include, but are not limited to, statements relating to the targeted readiness of the full-scale hybrid Cavorite X7 eVTOL demonstrator aircraft for initial testing, development priorities and technical milestones; the Cavorite X7’s design specifications, anticipated operational parameters and projected performance, including assumptions regarding operating costs, fuel consumption, maintenance costs and utilization rates; funding and liquidity sufficiency and runway; certification and testing plans; and potential production, partnership, supply chain and market opportunities.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Horizon Aircraft competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Horizon Aircraft will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding Horizon Aircraft’s industry and market size; (v) financial condition and performance of Horizon Aircraft, including the condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon Aircraft; (vi) Horizon Aircraft’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (vii) successful completion of testing and certification of Horizon Aircraft’s Cavorite X7 eVTOL; (viii) the targeted future production of Horizon Aircraft’s Cavorite X7 aircraft; and (ix) other factors detailed by us in the Company’s public filings with the SEC and under the Company’s profile on sedarplus.ca, including the disclosures under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2026, filed with the SEC and filed under the Company’s profile on sedarplus.ca on July 16, 2026. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, it assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law. Horizon Aircraft does not give any assurance that Horizon Aircraft will achieve its expectations.

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